Exhibit 10.8

Kiraboshi Bank Loan Agreement

Bank: Kiraboshi Bank, Ltd

Borrower: Kaiyo Japan Co., Ltd

1	Loan Details

1.1	Use of Funds

1.2	Working Capital

1.3	Interest Payment Method

1.4	Interest payments shall be made on the 25th of each month, together with each principal payment.

1.5	Damages

1.6	In the event of a payment delay, a late payment penalty of 14% per annum calculated daily shall be paid on the principal amount.

1.7	Repayment Deposit Account

1.7.1	Branch Name: Yoyogi Branch

1.7.2	Account Type: Regular Savings Account

1.7.3	Account Number: ****

1.8	Holiday Classification

1.9	If a principal or interest payment date falls on a bank holiday, the payment date shall be postponed to the next business day.

2	Special Provisions Regarding Prepayment

2.1	Conditions for Early Repayment: The Borrower may make early repayment upon prior approval from the Bank.

2.2	Payment of Accrued Interest: When repaying the loan before maturity, any accrued interest shall be paid in full.

2.3	Early Repayment Fee: When repaying the loan before maturity, a fee equivalent to 2% of the loan amount shall be paid.

3	Variable Interest Rate Provision

3.1	Interest Rate Adjustment: The interest rate may fluctuate based on changes to the base rate. In such cases, the new rate shall apply from the next interest payment date.

4	Automatic Payment of Principal and Interest

4.1	Setting Up Automatic Withdrawal: The Borrower shall make automatic monthly payments of principal and interest from the designated account.

4.2	Handling of Insufficient Account Balances: If the account balance is insufficient, the bank shall suspend payment, and late payment charges shall accrue.

5	Guarantee

5.1	Guarantor's Liability: A joint guarantor shall be appointed, and the guarantor shall be jointly and severally liable for the loan principal and interest payment obligations.

6	Exclusion of Anti-Social Forces

6.1	Exclusion of Anti-Social Forces: The Borrower and Guarantor represent that they will not engage with anti-social forces during the contract period. Should such involvement occur, the contract may be terminated immediately.

7	Contract Termination

7.1	Conditions for Contract Termination: If the Borrower fails to fulfill obligations under the contract, the Bank may terminate the contract and demand immediate repayment of the entire loan amount.

8	Preparation of Notarized Documents

8.1	Obligation to Prepare Notarized Documents: The Borrower shall be obligated to prepare notarized documents upon request by the Bank.

9	Bearing of Costs

9.1	Cost Burden: The Borrower shall bear all costs related to the Agreement including registration fees, guarantee fees, etc..

10	Notices and Reports

10.1	Reporting Obligation: The Borrower shall promptly report to the Bank any changes in its financial condition or any material changes.

11	Early Repayment

11.1	Procedure for Early Repayment: If the Borrower wishes to make an early repayment, it shall proceed with the Bank's approval.

12	Jurisdiction

12.1	Agreement on Jurisdiction: Any disputes arising from this Agreement shall be subject to the jurisdiction of the Tokyo District Court.

13	Other Provisions

13.1	Amendment of Agreement: Any amendment to the terms of this Agreement requires the mutual consent of both parties.

13.2	Authentication of Agreement: This Agreement is executed in duplicate, with each party retaining one copy.

The following table illustrates the material terms of the loan agreements by and between Kaiyo Japan Co., Ltd and Kiraboshi Bank, Ltd:

No.	Debtor	Creditor	Loan Amount (JPY)	Annual Interest Rate	Payment Term		Guarantor/Mortgage
1	Kaiyo Japan Co., Ltd	Kiraboshi Bank, Ltd	60,000,000	0.5%	From 2020/7/29 to 2030/7/25	Starting from 2020/8/25, 500,000 JPY shall be paid monthly until 2030/7/25.	Shihai Bi
	Kaiyo Japan Co., Ltd	Kiraboshi Bank, Ltd	20,000,000	0.5%	From 2020/7/29 to 2030/7/25	Starting from 2020/8/25, 167,000 JPY shall be paid monthly with the remaining balance 127,000 JPY to be paid by 2030/7/25.	Shihai Bi
2	Kaiyo Japan Co., Ltd	Kiraboshi Bank, Ltd	30,000,000	1.0%	From 2022/6/27 to 2027/6/25	Starting from 2022/6/27, 500,000 JPY shall be paid monthly until 2027/6/25.	Shihai Bi
3	Kaiyo Japan Co., Ltd	Kiraboshi Bank, Ltd	100,000,000	0.1%	From 2019/1/25 to 2024/1/25	Starting from 2019/7/25, 10,000,000 JPY shall be paid every six months until 2024/1/25.	N/A
4	Kaiyo Japan Co., Ltd	Kiraboshi Bank, Ltd	30,000,000	1.3%	From 2024/12/27 to 2029/12/25	Starting from 2025/1/15, 500,000 JPY shall be paid monthly until 2029/12/25.	Shihai Bi

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